SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2013

KBW, INC.

(Exact name of registrant as specified in charter)

Delaware	001-33138	13-4055775
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

787 Seventh Avenue

New York, New York 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code – (212) 887-7777

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07          Submission of Matters to a Vote of Security Holders

At a Special Meeting of Stockholders on February 12, 2012 (“Special Meeting”), KBW, Inc. (“KBW”) stockholders voted to adopt the Agreement and Plan of Merger, dated as of November 5, 2012, among Stifel Financial Corp., SFKBW One, Inc. (“Merger Sub”), SFKBW Two, LLC, and KBW (the “Merger Agreement”), and thereby to approve the transactions contemplated by the Merger Agreement, including the merger of Merger Sub with and into KBW (the “Merger”).  Stockholders cast votes as follows:

For	Against	Abstain	Broker Non-Votes
27,351,472	266,139	18,479	0

The votes in favor of the adoption of the Merger Agreement, and thereby approving the transactions contemplated by the Merger Agreement, including the Merger, represent 79% of the shares of common stock of KBW issued and outstanding as of the record date for the special meeting and entitled to vote thereon.

At the Special Meeting, stockholders also approved, by a non-binding, advisory vote, certain compensation arrangements for KBW’s named executive officers in connection with the Merger (the “Advisory Vote”).  Stockholders cast votes on the Advisory Vote as follows:

For	Against	Abstain	Broker Non-Votes
20,482,838	6,805,790	347,462	0

The votes in favor of the approval of the Advisory Vote represent 74% of the shares of common stock of KBW present in person or represented by proxy at the special meeting.

At the Special Meeting, stockholders also approved a proposal to adjourn the Special Meeting, if necessary, for any purpose, including to solicit additional proxies if there are not sufficient votes to adopt the Merger Agreement and thereby to approve the transactions contemplated by the Merger Agreement, including the Merger, at the time of the Special Meeting (the “Adjournment Proposal”).  Stockholders cast votes on the Adjournment Proposal as follows:

For	Against	Abstain	Broker Non-Votes
25,910,101	1,696,925	29,064	0

The votes in favor of the approval of the Adjournment Proposal represent 94% of the shares of common stock of KBW present in person or represented by proxy at the special meeting.

Because KBW stockholders had approved the Merger Agreement and the Merger, as noted above, the Special Meeting was not adjourned based on this proposal.

The Press Release announcing the approval of the Merger Agreement, dated February 12, 2013, is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01.  Financial Statements and Exhibits

(d)         Exhibits.

Exhibit Number	Description
99.1	Press Release of KBW, Inc. dated February 12, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KBW, INC.
(Registrant)

Date: February 12, 2013
	By:	/s/ Mitchell B. Kleinman
	Name:	Mitchell B. Kleinman
	Title:	General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of KBW, Inc. dated February 12, 2013